UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2018

DATE OF REPORTING PERIOD: November 1, 2017 through April 30, 2018

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

Global Dynamic Income Fund (CHW)

SEMIANNUAL REPORT APRIL 30, 2018

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities23

Statement of Operations24

Statements of Changes In Net Assets25

Statement of Cash Flows26

Notes to Financial Statements27

Financial Highlights35

Report of Independent Registered
Public Accounting Firm36

About Closed-End Funds37

Managed Distribution Policy38

Automatic Dividend Reinvestment Plan38

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. Three are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Global Dynamic Income Fund (CHW) falls into this latter category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   1

Letter to Shareholders

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2018. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of this Calamos Fund. I encourage you to review this information carefully.

Calamos Global Dynamic Income Fund (CHW) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0700 per share. We believe the Fund’s current annualized distribution rate, which was 9.15%* on a market price basis as of April 30, 2018, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/18 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0700 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Market Review

The semiannual period was characterized by two distinct environments, and in particular, the return of volatility to the markets in January. Through the final months of 2017, U.S. and global stock markets advanced briskly as investors focused on positive global economic growth trends, low inflation, deregulation and anticipation of tax reform. However, the climate changed in 2018. Although economic fundamentals remained compelling around the world, market participants became distracted by the potential for more Federal Reserve hikes and rising inflation. After many years of subdued volatility and record-low interest rates, the stock market became increasingly turbulent as the period progressed.1 Fixed income asset classes also encountered headwinds.2,3 Convertible securities, in contrast, demonstrated resilience in the choppy markets, illustrating the potential benefits of their unique structural characteristics.4

Outlook

We believe positive economic conditions and corporate fundamentals can support a continuation of the bull market in stocks, as well as opportunities across asset classes. Global economic data is positive on the whole. GDP growth has continued at a good pace in the U.S., and tax reform and deregulation can provide further catalysts from here. The U.S. consumer has benefitted from job growth, wage gains and rising housing values. Corporate fundamentals—including earnings, sales and revenue growth—are very strong. Inflation has increased but is coming off historically low levels and remains contained. As economic growth continues, we expect the Fed to maintain its course of raising short-term interest rates gradually. This slow pace, combined with conditions in the broader global bond markets, may help keep longer-term U.S. rates from rising unchecked.

Although economic conditions are favorable, managing volatility will be key to succeeding in this environment. Evolving trade policies, uncertainties around North Korea and Russia, and U.S. mid-term elections will likely contribute to short-term market disruptions over coming months. An extended trade war could be an economic headwind, but we do not see this as the probable outcome. We are hopeful that moves by the U.S. over recent months can set the stage for negotiations that lead to freer and fairer trade over the long term.

Thoughts for Investors

The stock market’s gyrations, rising interest rates and signs of inflation have unsettled many investors. However, if we look back over longer periods, the environment we are seeing today is actually more normal than those of the past few years when volatility, interest rates and inflation were exceptionally low.

Letter to Shareholders

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   3

In this more typical environment, we believe there are many opportunities for active and risk-aware approaches. Our investment professionals remain vigilant to avoiding unintended risks in the Fund. They are also working together to turn short-term volatility into opportunities for the shareholders in the Fund. Our ability to respond to changing market conditions will be especially important given the many crosscurrents we see.

In Closing

More than 40 years of experience supports my belief that investors are best served by maintaining a long-term approach. Fast moving markets can increase the temptation to make short-term moves. But as I’ve noted in the past, there’s no way to predict with certainty the daily twists and turns. Far too often, trying to time the ups and downs leaves investors capturing the downside and missing the upside. Instead, I encourage you to work with your financial advisor to create a well-diversified asset allocation that meets your financial goals. By blending an array of funds—including stocks, convertibles, alternative and fixed income strategies—investors may be better positioned to achieve their long-term goals.

I am confident that the Fund is well equipped to navigate the course ahead. Since our earliest days as an asset manager, we have sought to provide innovative strategies for managing risk and enhancing returns. While others may be discouraged by these more choppy markets, we welcome the return of more normal levels of volatility and the opportunities it will bring for our active approach.

I hope that you find this report informative, and I invite you to visit our website www.calamos.com for additional resources. All of us at Calamos Investments thank you for your continued trust. It is truly an honor to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 3.83% for the six-month period ending April 30, 2018. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. For the six-month period ended, the index returned 3.68%. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned 3.82%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide, and it returned 4.93% for the six-month period ended April 30, 2018.

2The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2018, the index returned -1.87%.

3The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities, which returned -0.16% for the six-month period ending April 30, 2018.

4The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 2.34% for the six-month period ending April 30, 2018. The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The index returned 3.95% for the six-month period ended April 30, 2018.

Sources: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   5

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

6   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/18

Common Shares – Inception 6/27/07
	6 Months	1 Year	Since Inception**
On Market Price	5.25%	22.50%	5.43%
On NAV	1.72%	12.98%	5.64%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	17.9%
Financials	15.9
Consumer Discretionary	13.3
Industrials	9.3
Health Care	9.0
Energy	9.0
Telecommunication Services	5.4
Consumer Staples	5.0
Materials	4.2
Utilities	2.1
Real Estate	2.0
Other	0.5

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Global Dynamic Income Fund (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation framework.

Calamos Global Dynamic Income Fund (CHW) is a globally enhanced fixed-income offering that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in an array of asset classes. We utilize what we believe is a highly flexible approach investing in equities, convertible securities and high yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed income funds. The allocation to asset classes and strategies is dynamic, and reflects our view of the economic landscape and the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. For the period, our exposure to the equity markets was beneficial to the overall performance of the Fund.

We invest in both U.S. and non-U.S. companies, with at least 50% of assets invested in non-U.S. companies. We emphasize companies with reliable debt servicing, respectable balance sheets and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund returned 1.72% on a net asset value (NAV) basis for the six-month period ended April 30, 2018. On a market price basis, the Fund returned 5.25%. For the sake of comparison to the broader global markets, the MSCI EAFE Index returned 3.67%, the MSCI World Index returned 3.68%, and the S&P 500 Index gained 3.82% during the period.

At the end of the reporting period, the Fund’s shares traded at a 2.57% premium to NAV.

Investment Team Discussion

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long-term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Please discuss the Fund’s distributions during the six-month period.

We employ a managed distribution policy* within this Fund with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.0700 per share, resulting in a current annualized distribution rate of 9.15% of market price as of April 30, 2018.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2018, the dividend yield of S&P 500 Index stocks averaged approximately 2.11%.† Yields also were still relatively low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.95% and 3.11%, respectively.‡

*Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

†Source: Calamos Investments

‡Source: U.S. Department of the Treasury

ASSET ALLOCATION AS OF 4/30/18

Investment Team Discussion

8   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

What factors influenced performance over the reporting period?

The Fund has the ability to invest in a range of strategies including convertible securities, high yield, U.S. equities, international equities, as well as convertible arbitrage. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to maintain our exposure to the equity markets in part through our convertible holdings, which allowed us to participate in the general upward trajectory of equities and mitigate the volatility that returned to the markets in dramatic fashion.

The Fund’s attractive share price relative to the NAV earlier in the period served as an enticement to many investors and enhanced price performance.

The Fund’s U.S. equity sleeve outperformed relative to the S&P 500 Index, as selection in consumer staples, specifically selection and an underweight in household products, outperformed relative to the index. In addition, our selection in financials, namely in investment banking and brokerage, was helpful.

Conversely, our selection in information technology, particularly selection in communications equipment, impeded performance relative to the index. In addition, our selection in consumer discretionary, namely internet and direct marketing retail, was not helpful.

The Fund’s global equity sleeve underperformed relative to the MSCI World Index. Our selection in materials, namely an overweight in specialty chemicals, weighed on performance. In addition our selection in consumer discretionary, specifically in internet and direct marketing retail, also held back results.

Conversely, our lack of exposure to household products in consumer staples was helpful. Our selection in the oil and gas exploration and production area of energy also proved beneficial.

Our holdings in the United States helped performance relative to the MSCI Index. However, our EMEA holdings were a disappointing offset.

The Fund’s international sleeve underperformed relative to the MSCI EAFE Index. Selection in health care with respect to biotechnology impeded performance relative to the MSCI EAFE Index. In addition, our selection in industrials, notably an overweight and selection in industrial conglomerates, hindered return. Our overweight to the United States relative to the index was also not helpful.

Conversely, our selection in financials (specifically financial exchanges and data) was beneficial relative to the index. In addition, our overweight to energy, namely the allocation in oil and gas exploration and production, was helpful. Our selection in Europe was also positive.

Convertible arbitrage generally entails owning a convertible bond long and shorting its underlying stock. It is employed as a strategy to enhance returns. The convertible arbitrage sleeve performed positively during the reporting period and contributed to the overall Fund return. The increase in volatility observed during the period was supportive to the Fund, providing opportunities to rebalance our hedges. The Federal Reserve hiked its fed funds rate by 25 basis points twice during the period to 1.75%. This was supportive to the interest carry (interest earned) on our convertible arbitrage short equity positions. At the same time, rising interest rates presented a challenge to convertible bond arbitrage as the bond value portion of the convertible declined. While high yield credit spreads** narrowed 21 basis points during the period to 387 basis points above Treasuries (JPMorgan), the narrower spreads were not enough to offset the impact from rising interest rates.

**The difference between the yield of two bonds with differing ratings. The narrowing of high yield bond spreads would imply that the price of those bonds rose.

Investment Team Discussion

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   9

How is the Fund positioned?

We continue to find opportunities across asset classes, maintaining a preference for larger-cap growth-oriented companies with global presence and geographically diversified revenue streams. We believe that such companies should be particularly well positioned to capitalize on the global growth trends we see. In keeping with an emphasis on risk management, we focus on companies that we believe have respectable balance sheets, solid free cash flows, good prospects for sustainable growth as a result of global economic synchronization, and reliable debt servicing.

The portfolio’s largest allocations—in absolute terms—are found in the information technology, consumer discretionary and financials sectors. We believe that many information technology companies offer compelling fundamentals and participation in secular growth trends. In regard to consumer discretionary, we believe that companies in the sector should benefit from improving economic conditions highlighted by higher employment, improved consumer sentiment and relatively low interest rates. In addition, we believe that our exposure to financial companies will do well in a rising interest rate, lower regulatory and reflationary environment. Conversely, we are maintaining relatively low exposures to utilities, which we believe are fully valued at this point in the cycle.

As noted, we pursue a risk-managed approach to total return. This said, the Fund’s portfolio includes a blend of high yield and investment-grade credits. We take a very selective approach to CCC-rated credits. Given our view that economic growth should be closely monitored, we believe it is important to favor companies that offer the best prospects for reliable debt servicing.

We believe this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the fund’s distribution rate. In spite of a cost increase due to rising interest rates, our use of leverage over the period enjoyed a favorable reinvestment dynamic. As of April 30, 2018, our amount of leveraged assets was approximately 34%.

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of economic growth, at least in the short term, we are favoring quality growth companies over cyclicals. Favorable factors within the U.S. include solid job creation, low interest rates, range-bound energy prices, increasing consumer confidence and limited inflationary pressures. We are emphasizing investments in companies with solid cash-flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to global consumption, and companies positioned to benefit from improving fundamentals. We are also optimistic about financials, as we believe that many financial companies are favorably valued and positioned to grow revenues in a rising interest rate environment with less regulations. However, we are cautious about companies in the consumer staples sector. We believe they may be fully valued as investors are attracted to those stocks for income rather than growth. We are selective regarding the health care sector, favoring those companies that are more product-growth oriented versus price driven to achieve earning growth. We believe our active, risk-managed investment approach positions us to take advantage of volatility as well as opportunities in global equities and convertible securities.

It appears that fiscal policy and geopolitical concerns are likely to remain a focal point of market anxiety. However, we think that the Fed will try to be accommodative toward fiscal growth. We also anticipate government policies being more business friendly. In our view, equities continue to offer compelling risk/reward characteristics, and we are seeking companies with attractively valued fundamentals. That said, risk assessment via an actively managed portfolio is imperative during times of volatility to optimize returns.

10 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (23.1%)
Consumer Discretionary (3.5%)
260,000	AV Homes, Inc.µ 6.625%, 05/15/22	$267,324
335,000	Beverages & More, Inc.* 11.500%, 06/15/22	306,381
	CCO Holdings, LLC / CCO Holdings Capital Corp.
610,000	5.125%, 05/01/27*^	572,342
285,000	5.750%, 09/01/23	288,942
135,000	5.000%, 02/01/28µ*	124,421
	Century Communities, Inc.µ
611,000	6.875%, 05/15/22	629,553
190,000	5.875%, 07/15/25	181,669
390,000	CRC Escrow Issuer, LLC*^ 5.250%, 10/15/25	372,937
950,000	Dana Financing Luxembourg Sarl*~ 6.500%, 06/01/26	989,914
	DISH DBS Corp.^
525,000	6.750%, 06/01/21	523,687
520,000	5.875%, 11/15/24	444,603
330,000	7.750%, 07/01/26	300,998
700,000	Eldorado Resorts, Inc.µ 6.000%, 04/01/25	694,284
160,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	156,800
265,000	GameStop Corp.*^ 6.750%, 03/15/21	269,846
310,000	goeasy, Ltd.µ* 7.875%, 11/01/22	330,412
185,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	180,662
363,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.µ*^ 8.750%, 11/01/24	387,978
1,240,000	L Brands, Inc.µ^ 6.875%, 11/01/35	1,173,486
235,000	Lennar Corp.µ* 6.625%, 05/01/20	248,181
340,000	M/I Homes, Inc.µ 5.625%, 08/01/25	327,699
750,000	Mattel, Inc.*^ 6.750%, 12/31/25	732,187
350,000	Mclaren Finance, PLCµ* 5.750%, 08/01/22	352,214
180,000	Mediacom Broadband, LLC / Mediacom Broadband Corp.µ 5.500%, 04/15/21	182,142
	Meritage Homes Corp.µ
800,000	7.150%, 04/15/20	846,440
652,000	7.000%, 04/01/22	717,285
345,000	Penske Automotive Group, Inc.µ 5.500%, 05/15/26	336,285

PRINCIPAL AMOUNT		VALUE
	PetSmart, Inc.*
220,000	5.875%, 06/01/25	$158,638
65,000	8.875%, 06/01/25^	37,979
	Rite Aid Corp.
745,000	7.700%, 02/15/27	649,532
215,000	6.125%, 04/01/23*^	219,298
1,511,000	Royal Caribbean Cruises, Ltd.µ 7.500%, 10/15/27	1,847,001
560,000	Salem Media Group, Inc.µ* 6.750%, 06/01/24	532,048
527,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	515,751
1,000,000	Service Corp. International~ 8.000%, 11/15/21	1,135,240
400,000	Sotheby’s*^ 4.875%, 12/15/25	385,502
295,000	VOC Escrow, Ltd.µ* 5.000%, 02/15/28	285,805
654,000	ZF North America Capital, Inc.µ* 4.750%, 04/29/25	666,874
		18,372,340

Consumer Staples (0.9%)
390,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLCµ 5.750%, 03/15/25	340,858
675,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	382,749
	JBS USA LUX SA / JBS USA Finance, Inc.*
1,375,000	7.250%, 06/01/21	1,391,933
840,000	5.750%, 06/15/25~	791,414
525,000	6.750%, 02/15/28	504,714
	New Albertson’s, Inc.
315,000	7.450%, 08/01/29^	256,549
180,000	8.000%, 05/01/31µ	149,937
100,000	7.750%, 06/15/26	87,807
	Pilgrim’s Pride Corp.µ*
500,000	5.875%, 09/30/27	478,225
145,000	5.750%, 03/15/25	142,507
	Post Holdings, Inc.*
310,000	5.750%, 03/01/27	303,244
72,000	5.625%, 01/15/28^	68,932
		4,898,869

Energy (4.1%)
110,000	Berry Petroleum Company, LLCµ* 7.000%, 02/15/26	112,736
365,000	Buckeye Partners, LP^‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	357,160
600,000	Calfrac Holdings, LPµ* 7.500%, 12/01/20	597,009

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
485,000	California Resources Corp.*^ 8.000%, 12/15/22	$417,740
583,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	598,960
380,000	Chesapeake Energy Corp.*^ 8.000%, 01/15/25	369,360
70,000	CONSOL Energy, Inc.* 11.000%, 11/15/25	73,907
75,000	CrownRock, LP / CrownRock Finance, Inc.µ* 5.625%, 10/15/25	74,501
630,000	DCP Midstream Operating, LPµ*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	600,941
155,000	DCP Midstream, LP^‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	153,714
225,000	Denbury Resources, Inc.*^ 9.250%, 03/31/22	234,892
135,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	138,866
	Energy Transfer Equity, LPµ
500,000	5.875%, 01/15/24	511,042
300,000	5.500%, 06/01/27	299,609
800,000	Energy Transfer Partners, LPµ‡ 5.376%, 11/01/66 3 mo. USD LIBOR + 3.02%	707,032
	Enterprise Products Operating, LLCµ‡
570,000	4.875%, 08/16/77^ 3 mo. USD LIBOR + 2.99%	556,588
155,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	146,389
	Genesis Energy, LP / Genesis Energy Finance Corp.
375,000	6.250%, 05/15/26µ	358,254
360,000	6.500%, 10/01/25^	353,480
	Gulfport Energy Corp.^
325,000	6.375%, 05/15/25	312,811
225,000	6.000%, 10/15/24	215,119
700,000	Halcon Resources Corp.^ 6.750%, 02/15/25	700,528
400,000	HighPoint Operating Corp.µ 7.000%, 10/15/22	406,458
145,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	146,635
150,000	McDermott Escrow 1, Inc. / McDermott Escrow 2, Inc.µ* 10.625%, 05/01/24	151,498
375,000	Moss Creek Resources Holdings, Inc.µ* 7.500%, 01/15/26	378,163
1,500,000	MPLX, LPµ 4.875%, 06/01/25	1,551,502
35,000	Nabors Industries, Inc.µ* 5.750%, 02/01/25	33,339

PRINCIPAL AMOUNT		VALUE
	Oasis Petroleum, Inc.
480,000	6.500%, 11/01/21µ	$492,432
150,000	6.250%, 05/01/26*	150,000
365,000	Par Petroleum, LLC / Petroleum Finance Corp.µ* 7.750%, 12/15/25	371,725
365,000	PDC Energy, Inc.µ* 5.750%, 05/15/26	368,201
300,000	Petroleum Geo-Services Company*^ 7.375%, 12/15/20	297,866
365,000	Plains All American Pipeline, LP^‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	355,355
360,000	QEP Resources, Inc.^ 5.625%, 03/01/26	347,335
4,000,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	4,059,800
685,000	SESI, LLCµ* 7.750%, 09/15/24	712,945
150,000	SM Energy Company 6.750%, 09/15/26	153,203
290,000	Southwestern Energy Company^ 7.500%, 04/01/26	296,896
245,000	Sunoco, LP / Sunoco Finance Corp.µ* 5.500%, 02/15/26	238,326
75,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.µ* 5.875%, 04/15/26	74,728
75,000	TransMontaigne Partners, LP / TLP Finance Corp.µ 6.125%, 02/15/26	75,201
345,000	Transocean, Inc.*^ 7.500%, 01/15/26	350,917
365,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	344,086
458,953	W&T Offshore, Inc.µ* 9.000%, 05/15/20 10.750% PIK rate	458,953
765,000	Weatherford International, Ltd.µ^ 8.250%, 06/15/23	722,447
375,000	Whiting Petroleum Corp.*^ 6.625%, 01/15/26	385,701
	WildHorse Resource Development Corp.
470,000	6.875%, 02/01/25	480,631
145,000	6.875%, 02/01/25*	148,220
		21,443,201

Financials (3.1%)
715,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	676,605
1,120,000	Ally Financial, Inc.µ 8.000%, 11/01/31	1,363,231

Schedule of Investments April 30, 2018 (Unaudited)

12 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
650,000	Ardonagh Midco 3, PLCµ* 8.625%, 07/15/23	$680,953
550,000	AssuredPartners, Inc.* 7.000%, 08/15/25	542,066
375,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	374,874
375,000	Bank of Nova Scotia^‡ 4.650%, 10/12/22 3 mo. USD LIBOR + 2.65%	354,636
745,000	Charles Schwab Corp.^‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	726,506
425,000	CyrusOne, LP / CyrusOne Finance Corp.µ 5.375%, 03/15/27	426,009
675,000	Dell International, LLC / EMC Corp.µ* 6.020%, 06/15/26	717,150
360,000	Discover Financial Services^‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	353,034
240,000	Equinix, Inc.µ 5.375%, 05/15/27	244,234
145,000	Greystar Real Estate Partners, LLCµ* 5.750%, 12/01/25	143,905
	HUB International, Ltd.*
375,000	7.000%, 05/01/26	376,140
260,000	7.875%, 10/01/21	271,102
500,000	ILFC E-Capital Trust II*‡ 4.890%, 12/21/65 3 mo. USD LIBOR + 1.80%	483,078
450,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	424,152
	Jefferies Finance, LLCµ*
600,000	7.375%, 04/01/20	606,291
600,000	7.250%, 08/15/24	595,404
325,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ* 5.250%, 10/01/25	310,435
260,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	256,127
355,000	LPL Holdings, Inc.µ* 5.750%, 09/15/25	345,074
	MetLife, Inc.^
645,000	6.400%, 12/15/36	704,224
36,000	5.875%, 03/15/28‡ 3 mo. USD LIBOR + 2.96%	36,730
715,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	726,401
550,000	Navient Corp.µ^ 6.750%, 06/25/25	557,785

PRINCIPAL AMOUNT		VALUE
290,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	$285,038
425,000	Oil Insurance, Ltd.*‡ 5.290%, 05/31/18 3 mo. USD LIBOR + 2.98%	425,612
1,070,000	Quicken Loans, Inc.µ*^ 5.750%, 05/01/25	1,055,341
375,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	379,314
	Springleaf Finance Corp.
497,000	6.875%, 03/15/25µ	502,571
319,000	8.250%, 10/01/23^	350,230
170,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	169,482
785,000	Tronox Finance, PLCµ* 5.750%, 10/01/25	764,480
		16,228,214

Health Care (3.2%)
679,000	Acadia Healthcare Company, Inc.µ 6.500%, 03/01/24	703,671
	Community Health Systems, Inc.^
1,810,000	7.125%, 07/15/20	1,444,217
155,000	8.000%, 11/15/19	141,196
1,065,000	DaVita, Inc.µ 5.125%, 07/15/24	1,035,398
419,000	Endo International, PLCµ* 7.250%, 01/15/22	357,277
825,000	Endo, Ltd.µ* 6.000%, 07/15/23	604,131
700,000	Greatbatch, Ltd.* 9.125%, 11/01/23	759,273
240,000	HCA Healthcare, Inc.µ 6.250%, 02/15/21	252,980
	HCA, Inc.
1,570,000	5.375%, 02/01/25µ^	1,567,386
795,000	5.875%, 05/01/23^	830,103
315,000	7.500%, 11/06/33µ	343,582
385,000	Magellan Health, Inc.µ 4.400%, 09/22/24	377,604
605,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	477,079
165,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	144,393
	Tenet Healthcare Corp.^
1,400,000	6.750%, 06/15/23	1,380,988
675,000	5.125%, 05/01/25*	657,680

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
675,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	$594,847
1,162,000	Teva Pharmaceutical Finance IV, BVµ 3.650%, 11/10/21	1,091,118
150,000	Teva Pharmaceutical Finance IV, LLCµ 2.250%, 03/18/20	143,611
365,000	Teva Pharmaceutical Finance Netherlands III, BV*^ 6.000%, 04/15/24	355,293
	Valeant Pharmaceuticals International, Inc.*^
2,795,000	7.250%, 07/15/22	2,826,542
750,000	9.000%, 12/15/25	761,914
215,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	211,551
		17,061,834

Industrials (2.6%)
450,000	ACCO Brands Corp.µ* 5.250%, 12/15/24	451,141
170,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trustµ 5.000%, 10/01/21	176,763
	Allison Transmission, Inc.µ*
275,000	4.750%, 10/01/27	258,900
165,000	5.000%, 10/01/24	162,315
210,000	Apergy Corp.* 6.375%, 05/01/26	213,472
375,000	ARD Securities Finance SARL* 8.750%, 01/31/23 8.750% PIK rate	393,849
365,000	Beacon Roofing Supply, Inc.µ*^ 4.875%, 11/01/25	345,629
370,000	Bombardier, Inc.* 7.500%, 12/01/24	390,069
	Covanta Holding Corp.µ
225,000	5.875%, 03/01/24	222,423
70,000	5.875%, 07/01/25	68,064
390,000	Delphi Technologies, PLCµ* 5.000%, 10/01/25	376,256
390,000	Fly Leasing, Ltd.µ 5.250%, 10/15/24	379,868
75,000	FXI Holdings, Inc.µ* 7.875%, 11/01/24	74,492
750,000	Garda World Security Corp.* 7.250%, 11/15/21	764,059
1,110,000	Golden Nugget, Inc.* 6.750%, 10/15/24	1,128,115
370,000	Gray Television, Inc.*^ 5.875%, 07/15/26	358,634
310,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	315,814

PRINCIPAL AMOUNT		VALUE
480,000	H&E Equipment Services, Inc.µ 5.625%, 09/01/25	$482,976
	Hertz Corp.µ
375,000	7.375%, 01/15/21	371,929
65,000	7.625%, 06/01/22*	66,427
	Icahn Enterprises, LPµ
350,000	6.375%, 12/15/25	351,662
330,000	6.750%, 02/01/24	338,624
200,000	James Hardie International Finance, Ltd.µ* 4.750%, 01/15/25	195,059
400,000	Jeld-Wen, Inc.µ* 4.625%, 12/15/25	384,474
210,000	JPW Industries Holding Corp.µ* 9.000%, 10/01/24	222,052
560,000	Meritor, Inc.µ 6.250%, 02/15/24	577,391
145,000	Multi-Color Corp.µ* 4.875%, 11/01/25	136,027
505,000	Navistar International Corp.* 6.625%, 11/01/25	526,326
	Park Aerospace Holdings, Ltd.*
270,000	5.500%, 02/15/24µ	262,402
215,000	4.500%, 03/15/23^	206,252
665,000	Park-Ohio Industries, Inc.µ^ 6.625%, 04/15/27	694,519
360,000	Scientific Games International, Inc.µ* 5.000%, 10/15/25	348,322
205,000	Tennant Companyµ 5.625%, 05/01/25	209,666
75,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	74,785
35,000	Trident Merger Sub, Inc.*^ 6.625%, 11/01/25	34,361
80,000	TriMas Corp.µ* 4.875%, 10/15/25	78,044
1,400,000	United Continental Holdings, Inc.µ 6.375%, 06/01/18	1,404,032
615,000	United Rentals North America, Inc.µ 4.875%, 01/15/28	583,395
195,000	Waste Pro USA, Inc.µ* 5.500%, 02/15/26	193,289
		13,821,877

Information Technology (1.0%)
553,000	Alliance Data Systems Corp.*^ 5.875%, 11/01/21	564,754
400,000	Amkor Technology, Inc.µ 6.375%, 10/01/22	410,784
	Cardtronics, Inc.µ
310,000	5.500%, 05/01/25*	287,919
307,000	5.125%, 08/01/22	298,952

Schedule of Investments April 30, 2018 (Unaudited)

14 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
345,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	$350,567
275,000	CDK Global, Inc.µ 4.875%, 06/01/27	265,418
257,000	CDW, LLC / CDW Finance Corp.µ 5.000%, 09/01/23	262,744
	Clear Channel Worldwide Holdings, Inc.
360,000	7.625%, 03/15/20µ	361,458
135,000	7.625%, 03/15/20	135,543
345,000	CommScope Technologies, LLCµ* 6.000%, 06/15/25	355,776
350,000	Harland Clarke Holdings Corp.µ* 8.375%, 08/15/22	358,650
	Nuance Communications, Inc.µ
430,000	5.625%, 12/15/26	429,703
420,000	6.000%, 07/01/24	432,663
385,000	TTM Technologies, Inc.µ* 5.625%, 10/01/25	377,768
260,000	VFH Parent, LLC*^ 6.750%, 06/15/22	270,566
		5,163,265

Materials (1.4%)
536,000	AK Steel Corp.^ 6.375%, 10/15/25	501,147
480,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	523,937
1,170,000	ArcelorMittal, SA^ 7.250%, 10/15/39	1,389,217
360,000	Arconic, Inc.^ 5.125%, 10/01/24	364,585
700,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	710,157
135,000	Cleveland-Cliffs, Inc. 5.900%, 03/15/20	136,208
75,000	Commercial Metals Company* 5.750%, 04/15/26	75,275
	First Quantum Minerals, Ltd.*
232,000	7.000%, 02/15/21	233,881
200,000	7.250%, 04/01/23	199,787
400,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	404,340
190,000	Kinross Gold Corp.µ* 4.500%, 07/15/27	179,033
335,000	New Gold, Inc.*^ 6.375%, 05/15/25	341,720
1,335,000	PBF Holding Company, LLC / PBF Finance Corp.µ 7.250%, 06/15/25	1,389,662
	United States Steel Corp.µ
700,000	6.875%, 08/15/25^	715,361
150,000	6.250%, 03/15/26	149,290
		7,313,600

PRINCIPAL AMOUNT		VALUE

Real Estate (0.2%)
13,000	Crescent Communities, LLC/Crescent Ventures, Inc.* 8.875%, 10/15/21	$13,676
630,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	599,540
365,000	Starwood Property Trust, Inc.µ* 4.750%, 03/15/25	353,072
		966,288

Telecommunication Services (2.7%)
250,000	Altice Financing, SA*^ 7.500%, 05/15/26	246,016
725,000	Altice France, SAµ* 7.375%, 05/01/26	704,222
	Altice Luxembourg, SA*^
200,000	7.750%, 05/15/22	191,809
200,000	7.625%, 02/15/25	180,690
460,000	Altice US Finance I Corp.µ* 5.500%, 05/15/26	447,481
170,000	Block Communications, Inc.µ* 6.875%, 02/15/25	171,839
370,000	CB Escrow Corp.µ* 8.000%, 10/15/25	352,227
300,000	Cequel Communications Holdings I, LLC / Cequel Capital Corp.* 7.500%, 04/01/28	304,424
375,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	345,776
1,315,000	CSC Holdings, LLCµ* 5.500%, 04/15/27	1,265,424
1,481,000	Embarq Corp.µ 7.995%, 06/01/36	1,412,978
	Frontier Communications Corp.
1,189,000	7.625%, 04/15/24	783,283
500,000	11.000%, 09/15/25^	384,710
150,000	8.500%, 04/01/26*^	145,600
300,000	Hughes Satellite Systems Corp.µ 6.625%, 08/01/26	301,781
425,000	Inmarsat Finance, PLCµ* 4.875%, 05/15/22	411,120
	Intelsat Jackson Holdings, SA
615,000	9.750%, 07/15/25*^	603,250
415,000	7.500%, 04/01/21µ	394,072
241,000	8.000%, 02/15/24µ*	254,617
390,000	Qwest Corp.µ 6.875%, 09/15/33	370,239
165,000	SBA Communications Corp.µ* 4.000%, 10/01/22	157,394
145,000	Sprint Capital Corp.µ 6.875%, 11/15/28	148,098

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT			VALUE
		Sprint Corp.µ
1,850,000		7.875%, 09/15/23^	$1,986,761
955,000		7.125%, 06/15/24	986,061
105,000		7.250%, 09/15/21	111,484
370,000		T-Mobile USA, Inc.µ 4.750%, 02/01/28	357,061
75,000		Telecom Italia Capital, SA 6.000%, 09/30/34	78,000
705,000		United States Cellular Corp.µ 6.700%, 12/15/33	743,905
		Windstream Services, LLC
416,000		8.625%, 10/31/25µ*	382,807
220,000		7.750%, 10/01/21	165,739
42,000		7.750%, 10/15/20µ	36,079
			14,424,947

Utilities (0.4%)
145,000		NGPL PipeCo, LLCµ* 4.875%, 08/15/27	141,390
		NRG Energy, Inc.
525,000		6.625%, 01/15/27µ	541,645
228,000		5.750%, 01/15/28*^	226,210
275,000		PPL Capital Funding, Inc.µ‡ 4.967%, 03/30/67 3 mo. USD LIBOR + 2.67%	274,174
215,000		Talen Energy Supply, LLC*^ 10.500%, 01/15/26	186,042
360,000		TerraForm Power Operating, LLCµ* 5.000%, 01/31/28	338,065
550,000		Vistra Energy Corp.µ* 8.125%, 01/30/26	604,403
			2,311,929
		Total Corporate Bonds (Cost $124,367,186)	122,006,364

Convertible Bonds (34.2%)
Consumer Discretionary (10.9%)
1,270,000		Chegg, Inc.µ* 0.250%, 05/15/23	1,381,017
5,600,000		Cie Generale des Etablissements Michelin SCAµ 0.000%, 01/10/22	5,776,904
		Ctrip.com International, Ltd.
2,500,000		1.990%, 07/01/25^	2,737,250
550,000		1.000%, 07/01/20	568,565
250,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	2,748,834
331,000		DISH Network Corp. 3.375%, 08/15/26	302,565
1,500,000		Gannett Company, Inc.µ* 4.750%, 04/15/24	1,550,647
20,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	188,868

PRINCIPAL AMOUNT			VALUE
162,000		Liberty Expedia Holdings, Inc.*^ 1.000%, 06/30/47	$159,019
		Liberty Interactive, LLC
5,625,000		1.750%, 09/30/46µ*	5,893,087
698,768		4.000%, 11/15/29	470,557
480,000		3.750%, 02/15/30	328,296
285,000		Liberty Media Corp.µ^ 1.375%, 10/15/23	328,163
1,678,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	5,966,423
3,690,000		Marriott Vacations Worldwide Corp.µ* 1.500%, 09/15/22	3,911,142
2,971,000		RH* 0.000%, 07/15/20	3,087,508
168,500	EUR	SEB, SA 0.000%, 11/17/21	410,567
200,000		Shanghai Port Group BVI Holding Company, Ltd.µ 0.000%, 08/09/22	220,087
500,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	292,161
		Tesla, Inc.µ
5,000,000		2.375%, 03/15/22	5,496,625
4,350,000		1.250%, 03/01/21	4,481,196
400,000		Valeo, SAµ 0.000%, 06/16/21	413,620
4,600,000		Vipshop Holdings, Ltd. 1.500%, 03/15/19	4,801,779
42,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 10/25/18	6,089,175
			57,604,055

Energy (0.8%)
3,300,000		Nabors Industries, Inc.^ 0.750%, 01/15/24	2,595,417
172,000		SM Energy Company 1.500%, 07/01/21	176,727
		SunEdison, Inc.@
2,261,000		0.250%, 01/15/20	50,872
275,000		2.000%, 10/01/18	6,188
600,000		TOTAL, SAµ 0.500%, 12/02/22	669,654
200,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	256,241
185,000		Whiting Petroleum Corp. 1.250%, 04/01/20	175,977
			3,931,076

Schedule of Investments April 30, 2018 (Unaudited)

16 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE

Financials (3.4%)
36,000,000	JPY	AEON Financial Service Company, Ltd. 0.000%, 09/13/19	$365,182
1,600,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaAµ 1.000%, 12/01/20	2,453,041
4,700,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	5,867,132
662,400	EUR	Credit Agricole, SA 0.000%, 10/03/19	628,032
300,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	363,921
2,271,000		IAC FinanceCo, Inc.µ*^ 0.875%, 10/01/22	2,801,528
200,000	EUR	LEG Immobilien, AG 0.875%, 09/01/25	260,256
480,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	4,780,285
300,000	EUR	Solidium Oy 0.000%, 09/04/18	367,564
200,000		Yamaguchi Financial Group, Inc.µ‡ 1.786%, 03/26/20 3 mo. USD LIBOR - 0.50%	213,561
			18,100,502

Health Care (2.5%)
2,700,000	EUR	Bayer Capital Corp., BVµ 5.625%, 11/22/19	3,512,117
300,000	EUR	Bayer, AGµ 0.050%, 06/15/20	421,384
277,000		BioMarin Pharmaceutical, Inc.µ 1.500%, 10/15/20	311,786
200,000	EUR	GN Store Nord, A/S 0.000%, 05/31/22	261,905
5,735,000		Illumina, Inc.µ^ 0.000%, 06/15/19	6,378,783
250,000	SGD	Indah Capital, Ltd. 0.000%, 10/24/18	202,291
73,000		Innoviva, Inc.µ* 2.500%, 08/15/25	78,491
200,000		Insulet Corp.µ* 1.375%, 11/15/24	227,740
300,000	EUR	Magyar Nemzeti Vagyonkezelo Zrtµ 3.375%, 04/02/19	381,303
135,000		Medidata Solutions, Inc.µ 1.000%, 08/01/18	166,922
265,000		Molina Healthcare, Inc. 1.625%, 08/15/44	381,291
220,000		NuVasive, Inc.µ 2.250%, 03/15/21	243,295
135,000		Pacira Pharmaceuticals, Inc. 2.375%, 04/01/22	126,853

PRINCIPAL AMOUNT			VALUE
200,000		QIAGEN, NVµ 0.875%, 03/19/21	$252,162
			12,946,323

Industrials (2.9%)
430,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	4,135,879
506,500	EUR	Elis, SA 0.000%, 10/06/23	201,563
155,000		Greenbrier Companies, Inc.^ 2.875%, 02/01/24	167,840
1,750,000		Haitian International Holdings, Ltd. 2.000%, 02/13/19	1,836,100
43,000,000	HKD	Harvest International Company 0.000%, 11/21/22	5,856,046
250,000		Johnson Electric Holdings, Ltd. 1.000%, 04/02/21	271,183
30,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	332,475
40,000,000	JPY	Kansai Paint Company, Ltd. 0.000%, 06/17/19	384,382
250,000		Larsen & Toubro, Ltd.µ 0.675%, 10/22/19	265,676
40,000,000	JPY	LIXIL Group Corp. 0.000%, 03/04/22	368,262
726,600	EUR	Safran, SA 0.000%, 12/31/20	938,393
200,000	EUR	Symrise, AG 0.238%, 06/20/24	263,062
400,000		Vinci, SAµ 0.375%, 02/16/22	444,140
			15,465,001

Information Technology (8.7%)
415,000		Altaba, Inc.µ 0.000%, 12/01/18	549,514
2,550,000		Atlassian, Inc.* 0.625%, 05/01/23	2,547,399
1,500,000		Ciena Corp.* 3.750%, 10/15/18	1,974,735
520,000		Citrix Systems, Inc.^ 0.500%, 04/15/19	750,209
95,000		Coupa Software, Inc.µ* 0.375%, 01/15/23	116,210
2,785,000		Etsy, Inc.µ* 0.000%, 03/01/23	3,029,997
135,000		Euronet Worldwide, Inc.µ 1.500%, 10/01/44	159,984
3,590,000		Guidewire Software, Inc. 1.250%, 03/15/25	3,650,922
400,000		Hon Hai Precision Industry Company, Ltd. 0.000%, 11/06/22	400,418

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT			VALUE
183,000		II-VI, Inc.µ* 0.250%, 09/01/22	$196,493
155,000		Inphi Corp. 0.750%, 09/01/21	143,562
3,000,000		j2 Global, Inc.µ^ 3.250%, 06/15/29	3,840,540
171,000		Lumentum Holdings, Inc.^ 0.250%, 03/15/24	191,028
513,000		Microchip Technology, Inc. 1.625%, 02/15/27	579,228
115,000		Micron Technology, Inc. 2.125%, 02/15/33	483,103
3,150,000		Nice Systems, Inc.^ 1.250%, 01/15/24	3,945,155
230,000		NXP Semiconductors, NV^ 1.000%, 12/01/19	272,329
695,000		Okta, Inc.*^ 0.250%, 02/15/23	799,128
153,000		ON Semiconductor Corp.µ 1.000%, 12/01/20	202,495
2,890,000		RealPage, Inc.µ* 1.500%, 11/15/22	4,061,678
300,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	379,012
2,650,000		Silicon Laboratories, Inc.µ 1.375%, 03/01/22	3,151,009
140,000		Square, Inc.µ 0.375%, 03/01/22	297,396
200,000		STMicroelectronics, NVµ 0.000%, 07/03/22	243,724
85,000		Synaptics, Inc.*^ 0.500%, 06/15/22	79,472
150,000		Teradyne, Inc.µ 1.250%, 12/15/23	183,368
150,000		Veeco Instruments, Inc. 2.700%, 01/15/23	134,120
2,532,000		Weibo Corp.*^ 1.250%, 11/15/22	2,898,406
7,325,000		Workday, Inc.µ* 0.250%, 10/01/22	7,940,666
2,810,000		Zendesk, Inc.µ* 0.250%, 03/15/23	2,916,148
			46,117,448

Materials (2.4%)
250,000		BASF, SEµ 0.925%, 03/09/23	245,631
100,000	EUR	Buzzi Unicem, S.p.A.µ 1.375%, 07/17/19	162,377
4,232,000		Cemex, SAB de CV 3.720%, 03/15/20	4,348,634

PRINCIPAL AMOUNT			VALUE
7,430,000		Royal Gold, Inc.µ^ 2.875%, 06/15/19	$7,924,392
			12,681,034

Real Estate (1.6%)
1,800,000	EUR	Aroundtown, SA 1.500%, 01/18/21	2,792,319
1,816,000		AYC Finance, Ltd. 0.500%, 05/02/19	1,901,588
200,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	246,015
490,000		IH Merger Sub, LLCµ 3.000%, 07/01/19	624,294
22,000,000	HKD	Smart Insight International, Ltd. 0.000%, 01/27/19	2,799,148
210,000		Starwood Property Trust, Inc.µ 4.375%, 04/01/23	212,166
			8,575,530

Telecommunication Services (0.2%)
700,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	837,463
151,000		Q2 Holdings, Inc.µ* 0.750%, 02/15/23	161,153
			998,616

Utilities (0.8%)
3,100,000	EUR	Sagerpar, SAµ 0.375%, 10/09/18	4,141,612
		Total Convertible Bonds (Cost $179,488,210)	180,561,197

U.S. Government and Agency Securities (2.3%)
		United States Treasury Note
5,843,000		1.875%, 05/31/22	5,650,525
4,710,000		1.875%, 10/31/22^	4,533,591
1,195,000		1.000%, 06/30/19^	1,176,792
1,010,000		1.750%, 10/31/20	989,699
		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $12,680,278)	12,350,607

Bank Loans (1.4%)‡
Consumer Discretionary (0.2%)
150,000		American Greetings Corp. 6.391%, 04/06/24	151,313
760,375		Weight Watchers International, Inc. 6.985%, 11/29/24	772,138
			923,451

Energy (0.1%)
290,000		McDermott Tech Americas, Inc. ! 0.000%, 03/27/25	288,597

Schedule of Investments April 30, 2018 (Unaudited)

18 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Financials (0.2%)
75,000	AssuredPartners, Inc. 5.151%, 10/22/24	$75,463
375,000	Genworth Financial, Inc. 6.395%, 02/22/23	382,031
350,000	GLP Financing, LLC 3.397%, 04/28/21	347,375
300,000	HUB International, Ltd. 5.360%, 04/18/25	302,187
		1,107,056

Health Care (0.3%)
725,000	Amneal Pharmaceuticals, LLC ! 0.000%, 03/07/25	729,306
349,118	Mallinckrodt International Finance, SA 5.203%, 09/24/24	346,893
598,489	Team Health Holdings, Inc. 4.651%, 02/06/24	581,282
		1,657,481

Industrials (0.1%)
345,000	Scientific Games International, Inc. 4.726%, 08/14/24	347,507
359,100	Transdigm, Inc. 4.712%, 08/22/24	361,319
		708,826

Information Technology (0.1%)
750,000	First Data Corp. 4.147%, 04/26/24	753,480

Telecommunication Services (0.4%)
375,000	Cincinnati Bell, Inc. 5.571%, 10/02/24	379,821
360,000	CSC Holdings, LLC 4.397%, 01/25/26	360,675
375,000	Cumulus Media Holdings, Inc. @ 5.160%, 12/23/20	318,281
350,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	357,481
522,966	New Media Holdings II, LLC ! 0.000%, 06/04/20	528,196
		1,944,454
	Total Bank Loans (Cost $7,359,795)	7,383,345

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (9.4%)
Energy (0.4%)
6,420	Hess Corp.µ 8.000%, 02/01/19	417,428

NUMBER OF SHARES		VALUE
	NuStar Energy, LP‡
44,000	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	$933,680
17,300	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	384,406
8,795	WPX Energy, Inc.µ 6.250%, 07/31/18	631,129
		2,366,643

Financials (0.8%)
5,000	2017 Mandatory Exchangeable Trust* 5.188%, 12/01/20	610,125
14,232	Assurant, Inc.µ^ 6.500%, 03/15/21	1,502,330
790	Bank of America Corp. 7.250%, 12/31/49	1,005,670
800	Wells Fargo & Company 7.500%, 12/31/49	1,024,488
		4,142,613

Health Care (1.1%)
53,075	Anthem, Inc.µ 5.250%, 05/01/18	3,017,844
25,179	Becton Dickinson and Companyµ 6.125%, 05/01/20	1,519,553
3,000	Teva Pharmaceutical Industries, Ltd. 7.000%, 12/15/18	1,053,000
		5,590,397

Industrials (0.5%)
43,800	Rexnord Corp.µ 5.750%, 11/15/19	2,623,839

Information Technology (0.3%)
15,000	MTS Systems Corp. 8.750%, 07/01/19	1,738,755

Real Estate (1.1%)
3,765	Crown Castle International Corp.µ 6.875%, 08/01/20	3,785,990
39,750	Welltower, Inc.µ 6.500%, 12/31/49	2,225,205
		6,011,195

Telecommunication Services (3.6%)
93,900	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	18,967,894

Utilities (1.6%)
	NextEra Energy, Inc.µ
83,600	6.123%, 09/01/19	4,832,080
3,000	6.371%, 09/01/18	220,050
2,941	Sempra Energyµ 6.000%, 01/15/21	302,423

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 19

NUMBER OF SHARES			VALUE
23,530		South Jersey Industries, Inc.µ 7.250%, 04/15/21	$611,780
25,000		Vistra Energy Corp.µ 7.000%, 07/01/19	2,352,125
			8,318,458
		Total Convertible Preferred Stocks (Cost $49,517,966)	49,759,794

Common Stocks (71.9%)
Consumer Discretionary (5.2%)
78,600	EUR	Daimler, AG	6,179,378
100,000		Ford Motor Company~	1,124,000
10,135		GameStop Corp. - Class A^	138,343
6,800	KRW	Hyundai Motor Company	1,014,205
17,525		Newell Brands, Inc.^~	484,216
254,700	JPY	Panasonic Corp.	3,771,380
9,000	EUR	Porsche Automobil Holding, SE	764,722
71,300		Starbucks Corp.	4,104,741
17,900	EUR	Volkswagen, AG	3,644,425
61,745		Walt Disney Company^	6,194,876
			27,420,286

Consumer Staples (6.6%)
102,000		Coca-Cola Company	4,407,420
31,400	EUR	Danone	2,543,582
160,800	GBP	Diageo, PLC	5,736,483
55,500	EUR	Kerry Group, PLC - Class A	5,643,234
112,900	CHF	Nestlé, SA	8,746,372
41,890	EUR	Unilever, NV	2,401,493
63,700		Walmart, Inc.	5,634,902
			35,113,486

Energy (8.1%)
782,000	GBP	BP, PLC	5,808,663
19,500		Chevron Corp.~	2,439,645
5,830,000	HKD	China Petroleum & Chemical Corp. - Class H	5,677,597
40,000		ConocoPhillips	2,620,000
23,500		Devon Energy Corp.~	853,755
20,110		Enterprise Products Partners, LP	539,752

52,300		Exxon Mobil Corp.~	4,066,325
7,229		Gulfmark Offshore, Inc.#	245,786
6,038		Gulfmark Offshore, Inc.#	205,292
8,920		Magellan Midstream Partners, LP	587,204
24,000		Noble Corp., PLC^#	112,080
11,080		Ocean Rig UDW, Inc. - Class A#	268,801
87,000	EUR	Royal Dutch Shell, PLC - Class A	3,044,457
82,300	GBP	Royal Dutch Shell, PLC - Class A	2,863,315
98,974		Schlumberger, Ltd.~	6,785,657

NUMBER OF SHARES			VALUE
14,810		Spectra Energy Partners, LP	$527,976
5,280		Targa Resources Corp.	248,002
92,600	EUR	TOTAL, SA	5,820,066
			42,714,373

Financials (16.5%)
141,400		American International Group, Inc.	7,918,400
133,000	EUR	Azimut Holding, S.p.A	2,792,329
261,500		Bank of America Corp.~	7,824,080
64,600	EUR	BNP Paribas, SA	4,987,072
289,431	CHF	Credit Suisse Group, AG#	4,881,610
29,000	EUR	Deutsche Böerse, AG	3,900,181
125,740		E*TRADE Financial Corp.^#	7,629,903
25,400		Goldman Sachs Group, Inc.	6,053,582
19,000		Hartford Financial Services Group, Inc.	1,022,960
172,200	INR	HDFC Bank, Ltd.	4,999,120
96,178		Indiabulls Housing Finance, Ltd.	1,881,762
27,300	INR	Indiabulls Housing Finance, Ltd.	532,282
77,200		JPMorgan Chase & Company~	8,397,816
99,000		Manulife Financial Corp.	1,868,130
458,500	HKD	Ping An Insurance Group Company of China, Ltd.	4,480,187
98,000	CAD	Power Financial Corp.	2,542,451
257,500	GBP	Prudential, PLC	6,621,361
34,000		S&P Global, Inc.	6,412,400
121,200	EUR	UniCredit S.p.A	2,627,606
			87,373,232

Health Care (6.5%)
66,900		AbbVie, Inc.~	6,459,195
45,670		Alexion Pharmaceuticals, Inc.~#	5,372,162
76,600		Baxter International, Inc.^	5,323,700
1,885		Biogen, Inc.#	515,736
26,500		Celgene Corp.~#	2,308,150
14,200		Humana, Inc.	4,177,356
59,800		Johnson & Johnson~	7,564,102
36,455	CHF	Novartis, AG	2,806,098
			34,526,499

Industrials (7.8%)
190,000	CHF	ABB, Ltd.	4,429,956
37,029	EUR	ALSTOM#	1,685,872
96,100		Delta Air Lines, Inc.	5,018,342
33,900	JPY	FANUC Corp.	7,261,734
242,500		General Electric Company^	3,411,975
556,000	GBP	International Consolidated Airlines Group, SA	4,806,182
34,600	EUR	KION Group, AG	2,884,072
113,200	JPY	Komatsu, Ltd.	3,858,842
82,500		Larsen & Toubro, Ltd.	1,733,669

Schedule of Investments April 30, 2018 (Unaudited)

20 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE
45,000	INR	Larsen & Toubro, Ltd.	$943,396
12,400		Raytheon Company	2,541,256
29,725	EUR	Schneider Electric, SE	2,694,404
			41,269,700

Information Technology (16.9%)
11,300		Alphabet, Inc. - Class A~#	11,509,954
60,540		Apple, Inc.^~	10,004,840
40,100	EUR	ASML Holding, NV	7,634,387
60,000	JPY	Canon, Inc.	2,063,950
9,100	CAD	Constellation Software, Inc.	6,503,706
32,775		Facebook, Inc. - Class A#	5,637,300
34,200		MasterCard, Inc. - Class A	6,096,834
66,700		Microsoft Corp.	6,237,784
26,000	JPY	Nintendo Company, Ltd.	10,924,580
580,000	EUR	Nokia Corp.	3,480,124
177,700		Taiwan Semiconductor Manufacturing Company, Ltd.^~	6,832,565
247,300	HKD	Tencent Holdings, Ltd.	12,157,981
			89,084,005

Materials (2.6%)
154,000	CAD	Barrick Gold Corp.^	2,072,604
1,000,000	GBP	Glencore, PLC#	4,816,994
135,000	CAD	Goldcorp, Inc.	1,791,659
160,000	AUD	Newcrest Mining, Ltd.	2,535,991
30,000	GBP	Rio Tinto, PLC	1,635,177
280,000	CAD	Yamana Gold, Inc.	804,704
			13,657,129

Telecommunication Services (1.3%)
86,500		América Móvil, SAB de CV - Series L^	1,599,385
96,000	EUR	Orange, SA	1,745,243
1,176,545	GBP	Vodafone Group, PLC	3,433,406
			6,778,034

Utilities (0.4%)
45,801	EUR	Engie SA	804,750
10,500		Exelon Corp.	416,640
29,000	EUR	RWE, AG	693,150
			1,914,540
		Total Common Stocks (Cost $462,389,729)	379,851,284

Exchange-Traded Fund (0.6%)
Other (0.6%)
82,100		SPDR Barclays Capital High Yield Bond ETF^ (Cost $3,033,891)	2,944,927

NUMBER OF SHARES	VALUE

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Purchased Options (0.6%) #
Consumer Discretionary (0.3%)
70 7,000		Amazon.com, Inc. Call, 05/18/18, Strike $1,500.00	$569,800
19 1,900		Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	936,320
13 1,300	EUR	Kering, SA Call, 12/21/18, Strike 480.00	53,078
19 1,900	EUR	LVMH Moet Hennessy Louis Vuitt, SE Call, 12/21/18, Strike 290.00	44,787
		Sony Corp.
1,110 111,000		Call, 05/18/18, Strike $49.00	16,650
145 14,500		Call, 07/20/18, Strike $46.00	31,538
140 14,000		Call, 07/20/18, Strike $52.50	5,250
			1,657,423

Energy (0.1%)
360 36,000		Pioneer Natural Resources Company Call, 06/15/18, Strike $185.00	739,800

Financials (0.0%)
2,100 210,000		Sberbank Of Russia PJSC Call, 06/15/18, Strike $18.50	26,775

Industrials (0.0%)
90 9,000	EUR	Airbus, SE Call, 06/15/18, Strike 100.00	23,421

Information Technology (0.0%)
28 2,800		Lam Research Corp. Call, 06/15/18, Strike $200.00	9,800
56 5,600		Red Hat, Inc. Call, 09/21/18, Strike $160.00	82,320
1,240 124,000		Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/18/19, Strike $45.00	105,400
			197,520

Materials (0.0%)
360 36,000		Air Products & Chemicals, Inc. Call, 06/15/18, Strike $170.00	39,600
91 91,455	GBP	Glencore, PLC Call, 12/21/18, Strike 3.80	27,699
			67,299

Other (0.2%)
3,615 361,500		iShares MSCI EAFE ETF Put, 05/18/18, Strike $71.00	233,168
2,185 218,500		iShares MSCI Emerging Markets ETF Put, 05/18/18, Strike $47.00	157,320

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 21

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
95 9,500	S&P 500 Index Put, 05/18/18, Strike $2,660.00	$360,525
		751,013
	TOTAL PURCHASED OPTIONS (Cost $4,285,175)	3,463,251

NUMBER OF SHARES		VALUE
Short Term Investments (7.7%)
20,366,903	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	20,373,013
20,298,041	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	20,298,041
	Total Short Term Investments (Cost $40,670,669)	40,671,054
	TOTAL INVESTMENTS (151.2%) (Cost $883,792,899)	798,991,823

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-12.3%)		(65,000,000)

LIABILITIES, LESS OTHER ASSETS (-38.9%)		(205,673,589)

NET ASSETS (100.0%)		$528,318,234

Common Stocks Sold Short (-4.0%) #
Consumer Discretionary (-1.0%)
(22,900)	Ctrip.com International, Ltd.	(936,610)
(68,000)	Gannett Company, Inc.	(657,560)
(22,970)	New York Times Company	(538,646)
(11,080)	Tesla, Inc.	(3,256,412)

		(5,389,228)

Financials (-0.2%)
(10,440)	Assurant, Inc.	(969,041)

Health Care (-0.3%)
(5,550)	Becton Dickinson and Company	(1,286,878)
(29,550)	Teva Pharmaceutical Industries, Ltd.	(531,309)

		(1,818,187)

Information Technology (-2.0%)
(21,200)	Alibaba Group Holding, Ltd.	(3,785,048)
(68,324)	Ciena Corp.	(1,759,343)
(4,960)	Guidewire Software, Inc.	(419,715)
(34,200)	j2 Global, Inc.	(2,714,796)
(28,500)	MTS Systems Corp.	(1,447,800)
(6,830)	Okta, Inc.	(292,393)

		(10,419,095)

NUMBER OF SHARES		VALUE

Utilities (-0.5%)
(2,000)	Sempra Energy	$(223,600)
(15,294)	South Jersey Industries, Inc.	(472,585)
(81,500)	Vistra Energy Corp.	(1,862,275)

		(2,558,460)

	Total Common Stocks Sold Short (Proceeds $19,168,140)	(21,154,011)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%) #
Energy (0.0%)
400 40,000	Conocophillips Call, 01/18/19, Strike $72.50 (Premium $113,566)	$(108,200)

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $163,317,878 (see Note 7 – Notes Payable).

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $21,468,268.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2018.

&Illiquid security.

@In default status and considered non-income producing.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#Non-income producing security.

***The rate disclosed is the 7 day net yield as of April 30, 2018.

Schedule of Investments April 30, 2018 (Unaudited)

22 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

FOREIGN CURRENCY ABBREVIATIONS

AUDAustralian Dollar

CADCanadian Dollar

CHFSwiss Franc

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

SGDSingapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2018

	Value	% of Total Investments
US Dollar	$527,656,068	67.9%
European Monetary Unit	91,273,032	11.7%
Japanese Yen	41,184,653	5.3%
Hong Kong Dollar	37,060,134	4.8%
British Pound Sterling	35,749,280	4.6%
Swiss Franc	20,864,036	2.7%
Canadian Dollar	13,715,124	1.8%
Indian Rupee	6,474,798	0.8%
Australian Dollar	2,535,991	0.3%
South Korean Won	1,014,205	0.1%
Singapore Dollar	202,291	0.0%
Total Investments Net of Common Stocks Sold Short and Written Options	$777,729,612	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 23

Statement of Assets and Liabilities April 30, 2018 (Unaudited)

ASSETS
Investments in securities, at value (cost $883,792,899)	$798,991,823
Cash with custodian (interest bearing)	157,576
Restricted cash for short positions (interest bearing)	21,159,823
Restricted foreign currency for short positions (cost $56,394)	56,139
Foreign currency (cost $25,380)	25,366
Receivables:
Accrued interest and dividends	4,445,864
Investments sold	726,093
Prepaid expenses	80,420
Other assets	122,874
Total assets	825,765,978

LIABILITIES
Securities sold short, at value (proceeds $19,168,140)	21,154,011
Options written, at value (premium $113,566)	108,200
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,600,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $649,327) (Note 8)	64,350,673
Payables:
Notes payable	204,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	208,734
Investments purchased	6,447,284
Affiliates:
Investment advisory fees	657,423
Deferred compensation to trustees	122,874
Financial accounting fees	7,596
Trustees’ fees and officer compensation	10,657
Other accounts payable and accrued liabilities	380,292
Total liabilities	297,447,744
NET ASSETS	$528,318,234

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,045,951 shares issued and outstanding	$598,365,747
Undistributed net investment income (loss)	(21,036,553)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	37,834,305
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(86,845,265	)*
NET ASSETS	$528,318,234
Net asset value per common shares based upon 59,045,951 shares issued and outstanding	$8.95

*Net of deferred foreign capital gains tax of $(55,574).

24 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations Six Months Ended April 30, 2018 (Unaudited)

INVESTMENT INCOME
Interest	$6,418,360
Dividends	6,409,763
Foreign Taxes Withheld	(359,800)
Total investment income	12,468,323

EXPENSES
Investment advisory fees	3,946,819
Interest expense on Notes Payable (Note 7)	1,601,378
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	1,339,885
Legal fees	76,610
Financial accounting fees	45,660
Printing and mailing fees	44,974
Custodian fees	32,071
Dividend or interest expense on short positions	30,646
Accounting fees	30,400
Trustees’ fees and officer compensation	25,272
Audit fees	18,180
Transfer agent fees	16,281
Registration fees	8,468
Other	51,722
Total expenses	7,268,366
NET INVESTMENT INCOME (LOSS)	5,199,957

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	39,021,157	(a)
Purchased options	5,598,493
Foreign currency transactions	208,642
Written options	(2,149,271)
Short positions	449,588
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(37,132,623	)(b)
Purchased options	(891,000)
Foreign currency translations	3,247
Written options	2,213
Short positions	(838,041)
NET GAIN (LOSS)	4,272,405
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,472,362

(a)Net of foreign capital gains tax of $7,561.

(b)Net of change of $(55,574) in deferred capital gains tax.

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 25

Statements of Changes in Net Assets

	(Unaudited) Six Months Ended April 30, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$5,199,957	$13,126,542
Net realized gain (loss)	43,128,609	35,836,780
Change in unrealized appreciation/(depreciation)	(38,856,204)	62,364,876
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	9,472,362	111,328,198

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(24,784,294)	(44,777,789)
Net realized gains	—	(4,788,084)
Net decrease in net assets from distributions to common shareholders	(24,784,294)	(49,565,873)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	355,286	—
Net increase (decrease) in net assets from capital stock transactions	355,286	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,956,646)	61,762,325

NET ASSETS
Beginning of period	$543,274,880	$481,512,555
End of period	$528,318,234	$543,274,880
Undistributed net investment income (loss)	$(21,036,553)	$(1,452,216)

26 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows Six Months Ended April 30, 2018 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$9,472,362
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(465,318,918)
Net purchases of short term investments	(24,600,023)
Purchases of securities to cover securities sold short	(6,888,364)
Proceeds paid on closing written options	(4,754,115)
Proceeds from disposition of investment securities, including purchased options	470,417,358
Proceeds from securities sold short	14,150,803
Premiums received from written options	2,699,238
Amortization and accretion of fixed-income securities	(1,440,356)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	52,693
Net realized gains/losses from investments, excluding purchased options	(39,022,362)
Net realized gains/losses from capital gains tax	(7,561)
Net realized gains/losses from purchased options	(5,598,493)
Net realized gains/losses from short positions	(449,588)
Net realized gains/losses from written options	2,149,271
Change in unrealized appreciation or depreciation on investments, excluding purchased options	37,132,623
Change in unrealized appreciation or depreciation on capital gains tax	(55,574)
Change in unrealized appreciation or depreciation on purchased options	891,000
Change in unrealized appreciation or depreciation on short positions	838,041
Change in unrealized appreciation or depreciation on written options	(2,213)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(1,007,968)
Restricted cash for short positions (interest bearing)	(8,177,824)
Restricted foreign currency for short positions	49,511
Prepaid expenses	(14,234)
Other assets	307,273
Increase/(decrease) in liabilities:
Payables to affiliates	10,595
Other accounts payable and accrued liabilities	(204,129)
Net cash provided by/(used in) operating activities	$(19,370,954)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(24,429,008)
Proceeds from preferred shares sold	208,734
Offering costs on Mandatory Redeemable Preferred Shares	(14,876)
Net increase/(decrease) in due to custodian bank	(210,954)
Proceeds from note payable	44,000,000
Net cash provided by/(used in) financing activities	$19,553,896
Net increase/(decrease) in cash and foreign currency*	$182,942
Cash and foreign currency at beginning of period	$—
Cash and foreign currency at end of period	$182,942
Supplemental disclosure
Cash paid for interest on Notes Payable	$1,918,534
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$1,548,619
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$355,286

*Includes net change in unrealized appreciation or depreciation on foreign currency of $(201).

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   27

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

28   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 - 2017 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $122,874 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2018. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2018.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2018 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$9,522,400	$436,824,237
Proceeds from sales	467,440	447,985,895

The cost basis of investments for federal income tax purposes at April 30, 2018 was as follows*:

Cost basis of investments	$864,511,193
Gross unrealized appreciation	27,556,971
Gross unrealized depreciation	$(114,338,552)
Net unrealized appreciation (depreciation)	$(86,781,581)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

30   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2018 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2017 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2017
Distributions paid from:
Ordinary income	$ 45,173,224
Long-term capital gains	4,788,084

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(54,350,257)
Total accumulated earnings/(losses)	(54,350,257)
Other	(385,324)
Paid-in-capital	598,010,461
Net assets applicable to common shareholders	$543,274,880

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2018.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2018, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment

32   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2018, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2018, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased Options(1)	$3,463,251	$—
Written Options(2)	—	108,200
	$3,463,251	$108,200

(1) Generally, the Statement of Assets and Liabilities location for “Purchased Options” is “Investments in securities, at value.”

(2) Generally, the Statement of Assets and Liabilities location for “Written Options” is “Options written, at value.”

For the period ended April 30, 2018, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased Options	90,620
Written Options	40,558

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $265.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2018, the average borrowings under the Agreement were $186.8 million. For the period ended April 30, 2018, the average interest rate was 1.97%. As of April 30, 2018, the amount of total outstanding borrowings was $204.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2018 was 2.20%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. As of April 30, 2018, the Fund used approximately $90 million of its cash collateral to offset borrowings under the SSB Agreement. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2018, approximately $87.4 million of securities were on loan ($59.9 million of fixed income securities and $27.5 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 2,600,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $65.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2018.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	860	$25	$21,500,000
Series B	9/06/24	4.00%	860	$25	$21,500,000
Series C	9/06/27	4.24%	860	$25	$22,000,000
				Total	$65,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 9 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,045,951 shares outstanding at April 30, 2018. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2018	YEAR ENDED October 31, 2017
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	38,959	—
Ending shares	59,045,951	59,006,992

34   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$122,006,364	$—	$122,006,364
Convertible Bonds	—	180,561,197	—	180,561,197
U.S. Government and Agency Security	—	12,350,607	—	12,350,607
Bank Loans	—	7,383,345	—	7,383,345
Convertible Preferred Stocks	28,443,020	21,316,774	—	49,759,794
Common Stocks Foreign	20,163,108	176,329,425	—	196,492,533
Common Stocks U.S.	179,538,028	3,820,723	—	183,358,751
Exchange-Traded Fund	2,944,927	—	—	2,944,927
Purchased Option	3,463,251	—	—	3,463,251
Short Term Investments	40,671,054	—	—	40,671,054
Total	$275,223,388	$523,768,435	$—	$798,991,823
Liabilities:
Common Stocks Sold Short U.S.	$21,154,011	$—	$—	$21,154,011
Written Options	108,200	—	—	108,200
Total	$21,262,211	$—	$—	$21,262,211

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock U.S.	$—	$3,615,431	$3,615,431	$—
Common Stock Foreign	—	3,044,457	3,044,457	—
Total	$—	$6,659,888	$6,659,888	$—

*Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

Notes to Financial Statements (Unaudited)

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   35

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$9.21	$8.16	$8.92	$9.86	$10.05	$9.32
Income from investment operations:
Net investment income (loss)*	0.09	0.22	0.28	0.28	0.40	0.34
Net realized and unrealized gain (loss)	0.07	1.67	(0.20)	(0.38)	0.21	1.13
Total from investment operations	0.16	1.89	0.08	(0.10)	0.61	1.47
Less distributions to common shareholders from:
Net investment income	(0.42)	(0.76)	(0.46)	(0.72)	(0.70)	(0.61)
Net realized gains	–	(0.08)	–	–	–	–
Return of capital	–	–	(0.38)	(0.12)	(0.10)	(0.13)
Total distributions	(0.42)	(0.84)	(0.84)	(0.84)	(0.80)	(0.74)
Net asset value, end of period	$8.95	$9.21	$8.16	$8.92	$9.86	$10.05
Market value, end of period	$9.18	$9.13	$7.16	$7.68	$9.01	$8.86
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	1.72%	25.23%	2.98%	(0.15)%	7.02%	17.51%
Market value	5.25%	41.48%	4.95%	(5.92)%	10.93%	13.46%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.69% (c)	2.23%	2.06%	1.89%	1.79%	1.81%
Net investment income (loss)	1.93% (c)	2.58%	3.42%	2.97%	3.92%	3.54%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$528,318	$543,275	$481,513	$526,508	$581,624	$592,920
Portfolio turnover rate	59%	99%	29%	45%	32%	41%
Average commission rate paid	$0.0213	$0.0295	$0.0289	$0.0244	$0.0269	$0.0196
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$65,000	$65,000	$–	$–	$–	$–
Notes Payable (000’s omitted)	$204,000	$160,000	$196,000	$224,400	$230,000	$230,000
Asset coverage per $1,000 of loan outstanding(d)	$3,908	$4,802	$3,457	$3,346	$3,529	$3,578
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$307	$295	$–	$–	$–	$–

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.59%, 1.53%, 1.54%, 1.53%, 1.48% and 1.48%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

36   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Global Dynamic Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2018, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2017, and the financial highlights for each of the five years in the period then ended; and in our report dated December 15, 2017, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2018

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   37

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

38   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   39

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2017 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHWSAN 3083 2018

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics – Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 21, 2018

By:	/s/ Curtis Holloway
Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 21, 2018

By:	/s/ Curtis Holloway
Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 21, 2018